Exhibit 8.1

Subsidiaries of Navios Maritime Acquisition Corporation

Aegean Sea Maritime Holdings Inc., a Marshall Islands Holdings company

Alonnisos Shipping Corporation, a Marshall Islands corporation

Amindra Shipping Co., a Marshall Islands corporation

Amorgos Shipping Corporation, a Marshall Islands corporation

Andros Shipping Corporation, a Marshall Islands corporation

Antikithira Shipping Corporation, a Marshall Islands corporation

Antiparos Shipping Corporation, a Marshall Islands corporation

Antipaxos Shipping Corporation, a Marshall Islands corporation

Antipsara Shipping Corporation, a Marshall Islands corporation

Crete Shipping Corporation, a Marshall Islands corporation

Donoussa Shipping Corporation, a Marshall Islands corporation

Folegandros Shipping Corporation, a Marshall Islands corporation

Ikaria Shipping Corporation, a Marshall Islands corporation

Ios Shipping Corporation, a Cayman Islands corporation

Iraklia Shipping Corporation, a Marshall Islands corporation

Kerkyra Shipping Corporation, a Marshall Islands corporation

Kithira Shipping Corporation, a Marshall Islands corporation

Kimolos Shipping Corporation, a Marshall Islands corporation

Kos Shipping Corporation, a Marshall Islands corporation

Lefkada Shipping Corporation, a Marshall Islands corporation

Leros Shipping Corporation, a Marshall Islands corporation

Limnos Shipping Corporation, a Marshall Islands corporation

Makronisos Shipping Corporation, a Marshall Islands corporation

Mytilene Shipping Corporation, a Marshall Islands corporation

Navios Acquisition Europe Finance Inc., a Marshall Islands corporation

Navios Acquisition Finance (US) Inc., a Delaware company

Oinousses Shipping Corporation, a Marshall Islands corporation

Paxos Shipping Corporation, a Marshall Islands corporation

Psara Shipping Corporation, a Marshall Islands corporation

Rhodes Shipping Corporation, a Marshall Islands corporation

Samothrace Shipping Corporation, a Marshall Islands corporation

Samos Shipping Corporation, a Marshall Islands corporation

Schinousa Shipping Corporation, a Marshall Islands corporation

Serifos Shipping Corporation, a Marshall Islands corporation

Shinyo Dream Limited, a Hong Kong limited company

Shinyo Kannika Limited, a Hong Kong limited company

Shinyo Kieran Limited, a British Virgin Islands limited company

Shinyo Loyalty Limited, a Hong Kong limited company

Shinyo Navigator Limited, a Hong Kong limited company

Shinyo Ocean Limited, a Hong Kong limited company

Shinyo Saowalak Limited, a British Virgin Islands limited company

Sifnos Shipping Corporation, a Marshall Islands corporation

Sikinos Shipping Corporation, a Marshall Islands corporation

Skiathos Shipping Corporation, a Marshall Islands corporation

Skopelos Shipping Corporation, a Cayman Islands corporation

Skyros Shipping Corporation, a Marshall Islands corporation

Syros Shipping Corporation, a Marshall Islands corporation

Thasos Shipping Corporation, a Marshall Islands corporation

Thera Shipping Corporation, a Marshall Islands corporation

Tinos Shipping Corporation, a Marshall Islands corporation

Zakynthos Shipping Corporation, a Marshall Islands corporation

Navios Maritime Midstream Partners GP LLC, a Marshall Islands corporation